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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 11, 1996

                          BATTLE MOUNTAIN GOLD COMPANY
             (Exact name of registrant as specified in its charter)

Nevada                                  1-9666                      76-0151431
(State or other jurisdiction          (Commission             (I.R.S. Employer
of incorporation)                     File Number)         Identification No.)

                          333 Clay Street, 42nd Floor
                              Houston, Texas 77002
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 650-6400

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ITEM 5. OTHER EVENTS.

        Beginning on June 11, 1996, Battle Mountain Gold Company (the "Company") mailed a Joint Management Information Circular and Proxy Statement (the "Proxy Statement") dated June 7, 1996 to the Stockholders of the Company, a copy of which is included as Exhibit 20(a) to this Current Report on Form 8-K. The Proxy Statement was mailed to Stockholders in connection with the Annual Meeting of Stockholders to be held on July 15, 1996, at which meeting the Company's Stockholders will, among other things, consider and vote upon a proposal to approve and adopt the Combination Agreement effective as of March 11, 1996 by and between the Company and Hemlo Gold Mines Inc. and the transactions contemplated thereby.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

        Exhibit No.    Exhibit
        -----------    -------
        20(a)          Joint Management Information Circular and Proxy Statement




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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BATTLE MOUNTAIN GOLD COMPANY


Dated: June 18, 1996                     By: /s/ R. Dennis O'Connell
                                             ------------------------------
                                             R. Dennis O'Connell
                                             Vice President, Finance and
                                             Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit No.                     Description
- -----------                     -----------
  20(a)        Joint Management Information Circular and Proxy
               Statement


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